Exhibit 99.1

Silver Spring Networks Reports Second Quarter 2016 Financial Results

Solid Execution and Footprint Growth

AMI Award From Major U.S. Integrated Utility

San Jose, CA – August 4, 2016 – Silver Spring Networks, Inc. (NYSE: SSNI) today announced financial results for its second quarter ended June 30, 2016.

Second Quarter Results (all comparisons made are against the prior year period, unless otherwise stated)

GAAP Results:

•	Revenue was $122.0 million, up 58%.

•	Gross margin was 52.9%, versus 25.9%.

•	Net income was $26.1 million versus a net loss of ($16.2) million.

•	Net income per diluted share was $0.50 versus a ($0.32) net loss per share.

•	$113.1 million in cash, cash equivalents and short-term investments at the end of the quarter, versus $118.6 million.

Non-GAAP Metrics:

•	Billings[1] of $71.8 million, up 4%.

•	Gross margin on billings[2] of 46.0%, versus 41.9%.

•	Non-GAAP net income of $0.9 million versus a net income of $1.1 million.

•	Non-GAAP income per fully-diluted share of $0.02, versus $0.02.

“We had another strong quarter, expanding our footprint by approximately 747,000 endpoints,” said Mike Bell, President and CEO, Silver Spring Networks. “Our second quarter results, and our high-profile awards in 2016, demonstrate the strong position we have built in our smart grid and smart city markets. We see significant potential for continued innovation and growth in our core markets, and a great opportunity to leverage Silver Spring’s technology and platform into the broader Internet of Things opportunity.”

[1]	Billings previously reported as non-GAAP revenue.
[2]	Gross margin on billings previously reported as non-GAAP gross margin.

Business Highlights (through August 4, 2016, unless otherwise stated):

•	Selected by major U.S. integrated utility company to deploy our fifth-generation network canopy and advanced metering infrastructure for approximately 2.8 million electric customers.

•	Selected by Federal Electricity Commission of Mexico, or CFE, for additional deployments in Mexico City to deploy cabinet-based theft detection solutions for an initial deployment of 70,000 homes and businesses in the southeastern region.

•	Continued expansion of the StarfishTM public IoT cloud and data platform, with plans to offer IoT service to Providence, Rhode Island. Silver Spring will own and operate the network in Providence to connect nearly 17,000 LED streetlights.

•	Selected for a pilot by London Hydro, the local distribution company serving approximately 150,000 homes and businesses in the city of London, Ontario, Canada. London Hydro is re-evaluating the technical requirements of its existing AMI network and the ability to support additional IoT applications such as demand response.

•	Selected by American Municipal Power for an initial AMI deployment to help its member municipalities provide better customer experience and service for 60,000 electric and 30,000 water customers.

•	Selected to deploy a Starfish services network in Mayo County, Ireland, for a broad range of IoT applications beginning with street lights and a residential energy efficiency project.

•	Opened New Silicon Valley Headquarters and deployed Starfish IoT network in San Jose.

•	Over 24.3 million cumulative network endpoints delivered from inception through June 30, 2016, up 13% from a year ago.

Conference Call

Silver Spring will host a conference call today at 2:00 pm PT (5:00 pm ET) to review its results for the second quarter ended June 30, 2016 and its outlook for the future. During the course of this call, Silver Spring may also disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live at 877-407-0832 (U.S.) or 201-689-8433 (International) or via webcast at http://ir.ssni.com. A dial-in replay of the conference call will be available until September 15, 2016 and can be accessed at 877-660-6853 (domestic) or 201-612-7415 (international) passcode 13642103. An audio webcast replay of the conference call will be available for one year at http://ir.ssni.com.

About Silver Spring Networks

Silver Spring Networks is a leading networking platform and solutions provider for smart energy networks. Silver Spring’s pioneering IPv6 networking platform, with over 24.3 million Silver Spring enabled devices delivered, is connecting utilities to homes and businesses throughout the world with the goal of achieving greater energy efficiency for the planet. Silver Spring’s innovative solutions enable utilities to gain operational efficiencies, improve grid reliability, and empower consumers to monitor and manage energy consumption. Silver Spring Networks’ customers include major utilities around the globe such as Baltimore Gas & Electric, CitiPower & Powercor, Commonwealth Edison, Consolidated Edison, CPS Energy, Florida Power & Light, Jemena Electricity Networks Limited, Pacific Gas & Electric, Pepco Holdings, Progress Energy, and Singapore Power, among others. To learn more, please visit www.ssni.com.

Revised Presentation of Non-GAAP Metrics:

Beginning this quarter, we have revised the way we refer to several of our non-GAAP financial measures. Definitions of our revised non-GAAP measures, which are unchanged other than the names, will be provided in our Q2 2016 10-Q filing.

Revised Metric – Q2 2016	Previous Metric – Q1 2016 and before
Billings	Non-GAAP revenue
Recurring billings	Recurring non-GAAP revenue
Recurring billings per endpoint	Recurring non-GAAP revenue per endpoint
Cost of billings	Cost of non-GAAP revenue
Gross profit (loss) on billings	Non-GAAP gross profit (loss)
Gross margin on billings	Non-GAAP gross margin
AMI billings	Non-GAAP revenue from AMI
New solution billings	Non-GAAP new solution revenue
Product billings	Non-GAAP product revenue
Service billings	Non-GAAP service revenue
Managed services & SaaS billings	Non-GAAP Managed service & SaaS revenue
Professional services billings	Non-GAAP Professional services revenue
International billings	Non-GAAP international revenue
Domestic billings	Non-GAAP domestic revenue

Unchanged Presentation of Selected Non-GAAP Metrics:

Non-GAAP operating expense
Non-GAAP operating income (loss)
Non-GAAP operating margin
Non-GAAP income tax provision (benefit)
Non-GAAP net income (loss)
Non-GAAP income (loss) per share
Adjusted EBITDA

Non-GAAP and Other Financial Metrics

Silver Spring supplements the results of operations presented in accordance with generally accepted accounting principles, or GAAP, with certain non-GAAP metrics. Silver Spring manages its business, makes planning decisions, evaluates its performance and allocates resources by assessing non-GAAP metrics such as billings, recurring billings, recurring billings per endpoint, cost of billings, gross profit (loss) on billings, gross margin on billings, non-GAAP operating expense, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP income tax provision (benefit), non-GAAP net income (loss), non-GAAP income (loss) per share, adjusted EBITDA, and total backlog. Silver Spring believes that these non-GAAP financial metrics, when taken together with the corresponding GAAP financial measures, offer valuable supplemental information regarding the performance of its business, and will help investors better understand the sales volumes, and gross margin and profitability trends, as well as the cash flow characteristics, of its business. The non-GAAP metrics should not be considered in isolation from, are not a substitute for, and do not purport to be an alternative to, revenue, cost of revenue, gross profit (loss), gross margin, operating expense, operating loss, net income (loss), net income (loss) per share or any other performance measure derived in accordance with GAAP. Silver Spring may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.

Billings represents amounts invoiced for products for which ownership, typically evidenced by title and risk of loss, has transferred or services that have been provided to the customer, and for which payment is expected to be made in accordance with normal payment terms. Billings excludes amounts for undelivered products, services to be performed in the future, and amounts paid or payable to customers. Billings are initially recorded as deferred revenue and are then recognized as revenue when all revenue recognition criteria has been met under Silver Spring’s accounting policies as described in Silver Spring’s filings with the Securities and Exchange Commission. Silver Spring reconciles revenue to billings by adding revenue to the change in deferred revenue in a given period.

Recurring billings are billings from Managed services and SaaS, as well as customer support and other service offerings. Recurring billings are primarily recurring in nature and include managed services, hosting and software maintenance, and support fees, as well as one-time Managed services and SaaS set up fees. Customer support and other services are provided to customers outside of Managed services and SaaS offerings, and are also recurring in nature. Silver Spring reconciles recurring revenue to recurring billings by adding revenue to the change in deferred revenue in a given period.

Recurring billings per endpoint represents a trailing twelve-month recurring billings revenue per cumulative endpoint shipped from inception to date.

Cost of billings represents the cost associated with products and services that have been delivered to the customer, excluding stock-based compensation, amortization of intangibles and acquisition-related charges. Cost of product shipments for which revenue is not recognized in the period incurred is recorded as deferred cost of revenue. Deferred cost of revenue is expensed in the statement of operations as cost of revenue when the corresponding revenue is recognized. Costs related to services are expensed in the period incurred. Silver Spring reconciles cost of revenue to cost of billings by adding cost of revenue and the change in deferred cost of revenue, less stock-based compensation, amortization of intangibles and acquisition-related charges, included in cost of revenue in a given period.

Gross profit (loss) on billings is the difference between billings and cost of billings. Gross margin on billings is gross profit (loss) on billings as a percentage of billings.

Non-GAAP operating expense consists of research and development, sales and marketing, and general and administrative expenses, excluding amortization of intangible assets, stock-based compensation, acquisition-related charges, restructuring and legal settlements.

Non-GAAP operating income (loss) represents operating income (loss) adjusted for billings and cost of billings and excludes expenses related to the amortization of intangible assets, stock-based compensation, acquisition-related charges, restructuring and legal settlements. Non-GAAP operating margin is non-GAAP operating income (loss) as a percentage of billings.

Non-GAAP income tax provision (benefit) represents income tax provision (benefit) excluding income tax benefit related to acquisitions.

Non-GAAP net income (loss) represents net income (loss) adjusted for changes in deferred revenue and deferred cost of revenue, and excludes expenses related to the amortization of intangible assets, stock-based compensation, acquisition-related charges, income tax benefit related to acquisitions, restructuring and legal settlements.

Non-GAAP income (loss) per share represents non-GAAP net income (loss) divided by weighted average shares outstanding for the period.

Adjusted EBITDA is net income (loss) adjusted for changes in deferred revenue and deferred cost of revenue, other (income) expense, net, (benefit) provision for income taxes, depreciation and amortization, stock-based compensation, acquisition-related charges, restructuring, legal settlements and certain other items management believes affect the comparability of operating results.

Total backlog represents future product and service billings that Silver Spring expects to generate pursuant to contracts entered into with its utility customers and meter manufacturers. Total backlog includes order backlog, which represents future billings for open purchase orders and other firm commitments.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements regarding the momentum in Silver Spring Networks’ business; customer and industry activity; future deployments; future innovation; future product availability; future growth and market opportunity; and future financial results. Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are preliminary estimates and expectations based on current information and are subject to business and economic risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Important factors that could cause results to differ materially from the statements herein include: timing around customer decisions and deployment pace; receipt by our customers of required regulatory approvals; dependence on a limited number of customers and key suppliers; general economic risks; specific economic risks in different geographies and among different industries; failure to maintain or increase renewals and increase business from existing customers; uncertainties around continued success in sales growth and market share gains; the expansion of our target markets, including the IoT market; lengthy sales cycles with no assurances that a prospective customer will select Silver Spring’s products and services; amounts included in backlog may not result in billings or revenue; adverse publicity about, or consumer or political opposition to, the smart grid; security breaches involving smart grid products or services; the ability to integrate technology into third-party devices and Silver Spring’s relationship with third-party manufacturers; execution and customer adoption risks related to new product introductions and innovation, including our new fifth generation networking platform and products; the ability to attract and retain personnel, including members of Silver Spring’s management team; changes in strategy; technological changes that make Silver Spring’s products and services less competitive; competition, particularly from larger companies with more resources than Silver Spring; international business uncertainties; the ability to acquire and integrate other businesses; and other risk factors set forth from time to time in Silver Spring’s filings with the SEC, copies of which are available free of charge at the SEC’s website at www.sec.gov. All forward-looking statements in this press release reflect Silver Spring’s expectations as of August 4th, 2016. Silver Spring undertakes no obligation, and expressly disclaims any obligation, to update any forward-looking statements in this press release in light of new information or future events. In addition, the preliminary financial results set forth in this press release are estimates based on information currently available to Silver Spring.

For additional information, please contact:

Mark McKechnie

Investor Relations

669-770-4664

markm@ssni.com

Amy Cook

Global Communications

669-770-4183

acook@ssni.com

SILVER SPRING NETWORKS, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Revenue:
Product revenue	$69,917	$54,711	$102,769	$159,746
Services revenue	52,035	22,456	67,803	61,061

Net revenue	121,952	77,167	170,572	220,807
Cost of revenue:
Product cost of revenue	41,439	40,533	57,419	97,150
Services cost of revenue	15,970	16,678	31,613	32,246

Total cost of revenue	57,409	57,211	89,032	129,396
Gross profit	64,543	19,956	81,540	91,411
Operating expenses:
Research and development	17,933	16,050	33,418	31,744
Sales and marketing	8,622	8,912	18,172	18,209
General and administrative	11,239	10,455	22,085	22,584
Restructuring	—	1,078	39	1,272

Total operating expenses	37,794	36,495	73,714	73,809

Operating income (loss)	26,749	(16,539)	7,826	17,602
Other income, net	333	74	774	362

Income (loss) before income taxes	27,082	(16,465)	8,600	17,964
(Provision) benefit for income taxes	(961)	290	(993)	766

Net income (loss)	$26,121	$(16,175)	$7,607	$18,730

Net income (loss) per share:
Basic	$0.51	$(0.32)	$0.15	$0.38

Diluted	$0.50	$(0.32)	$0.14	$0.37

Weighted average shares used to compute net income (loss) per share:
Basic	51,224	49,862	50,992	49,586

Diluted	52,766	49,862	52,492	51,095

Reconciliation of GAAP to non-GAAP results (in thousands, except per share data)

The following tables reconcile the Company’s net income (loss) and net income (loss) per share as presented in its unaudited Condensed Consolidated Statements of Operations and prepared in accordance with GAAP to its non-GAAP net income (loss) and non-GAAP net income (loss) per share.

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net income (loss)	$26,121	$(16,175)	$7,607	$18,730
Change in deferred revenue, net of foreign currency translation	(50,106)	(8,027)	(29,812)	(88,568)
Change in deferred cost of revenue, net of foreign currency translation	16,992	14,488	8,324	47,004
Amortization of intangibles	375	422	796	831
Stock-based compensation	7,041	8,661	13,941	15,684
Acquisition-related charges	510	751	1,026	1,486
Income tax benefit related to Detectent acquisition	—	(124)	—	(1,014)
Restructuring	—	1,078	39	1,272

Non-GAAP net income (loss)	$933	$1,074	$1,921	$(4,575)

Non-GAAP net income (loss) per share:
Basic	$0.02	$0.02	$0.04	$(0.09)

Diluted	$0.02	$0.02	$0.04	$(0.09)

Weighted average shares used to compute non-GAAP net income (loss) per share:
Basic	51,224	49,862	50,992	49,586

Diluted	52,766	51,390	52,492	49,586

SILVER SPRING NETWORKS, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	June 30, 2016	December 31, 2015 (a)
ASSETS
Current assets:
Cash and cash equivalents	$67,979	$65,264
Short-term investments	45,085	59,181
Accounts receivable	46,998	47,813
Inventory	2,486	4,545
Deferred cost of revenue	201,654	196,868
Prepaid expenses and other current assets	14,195	10,835

Total current assets	378,397	384,506
Property and equipment, net	28,072	14,106
Goodwill and intangible assets	13,590	14,390
Deferred cost of revenue, non-current	25,905	38,882
Deferred tax assets, non-current	976	1,069
Other long-term assets	2,466	4,772

Total assets	$449,406	$457,725

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$31,983	$30,623
Deferred revenue	294,883	305,471
Accrued and other liabilities	36,319	42,751

Total current liabilities	363,185	378,845
Deferred revenue, non-current	77,051	96,342
Other liabilities	21,444	16,403

Total liabilities	461,680	491,590

Total stockholders’ deficit	(12,274)	(33,865)

Total liabilities and stockholders’ deficit	$449,406	$457,725

(a)	Derived from audited consolidated financial statements

SILVER SPRING NETWORKS, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016 (a)	2015	2016 (a)	2015
OPERATING ACTIVITIES
Net income (loss)	$26,121	$(16,175)	$7,607	$18,730
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Deferred taxes	111	(217)	111	(1,107)
Depreciation and amortization	2,104	1,953	4,236	3,902
Stock-based compensation	7,041	8,661	13,941	15,684
Other non-cash adjustments	52	71	113	124
Changes in assets and liabilities:
Accounts receivable	(3,117)	6,340	859	13,641
Inventory	1,591	2,837	2,061	2,233
Prepaid expenses and other assets	(264)	(1,892)	1,944	(2,796)
Landlord leasehold improvements incentives	2,275	—	2,275	—
Contingent consideration related to Detectent acquisition held in escrow	—	—	—	(4,000)
Deferred cost of revenue	17,040	14,478	8,236	46,994
Accounts payable	899	(5,248)	1,512	(2,370)
Customer deposits	—	1,658	(6)	1,458
Deferred revenue	(50,042)	(8,470)	(29,988)	(89,031)
Accrued and other liabilities	329	5,617	(5,031)	5,696

Net cash provided by operating activities	4,140	9,613	7,870	9,158

INVESTING ACTIVITIES
Payments for business acquisition,
net of cash and cash equivalents acquired	—	—	—	(7,098)
Proceeds from sales of available-for-sale investments	18,111	7,400	22,944	7,400
Proceeds from maturities of available-for-sale investments	1,250	3,750	2,250	7,750
Purchases of available-for-sale investments	(7,515)	(7,567)	(10,954)	(11,623)
Purchases of property and equipment	(13,097)	(538)	(17,582)	(1,912)

Net cash (used in) provided by investing activities	(1,251)	3,045	(3,342)	(5,483)

FINANCING ACTIVITIES
Payments on capital lease obligations	(141)	(346)	(285)	(756)
Proceeds from issuance of common stock	340	131	2,228	2,036
Taxes paid related to net share settlement of equity awards	(3,286)	(1,455)	(3,620)	(3,512)

Net cash (used in) financing activities	(3,087)	(1,670)	(1,677)	(2,232)

Effect of exchange rate changes on cash and cash equivalents	(234)	76	(136)	(140)
Net (decrease) increase in cash and cash equivalents	(432)	11,065	2,715	1,303
Cash and cash equivalents - beginning of period	68,411	50,695	65,264	60,457

Cash and cash equivalents - end of period	$67,979	$61,760	$67,979	$61,760

(a)	In the course of preparing the condensed consolidated financial statements for the quarter ended June 30, 2016, we determined that the cash provided from operating activities was understated and cash provided by investing activities was overstated by $2.3 million in the condensed consolidated statements of cash flows for the three months ended March 31, 2016, as included in the Company’s First Quarter Form 10-Q. We evaluated the materiality of the error, quantitatively and qualitatively, and concluded it was not material to our condensed consolidated financial statements for the three months ended March 31, 2016. Although we have concluded the error was not material, the cash flows presented above for the three and six months ended June 30, 2016, reflect that the cash flows from operating activities and investing activities for the three months ended March 31, 2016 were corrected for this error.

SILVER SPRING NETWORKS, INC.

UNAUDITED RECONCILIATION OF NET REVENUE BETWEEN GAAP AND NON-GAAP

(in thousands, except percentages)

	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	YoY% Change
TYPE
Net revenue:
Product net revenue	$54,711	$50,093	$143,202	$32,852	$69,917	28%
Services net revenue
Managed services and SaaS	10,608	11,223	37,142	11,068	24,570	132%
Professional services	11,848	8,189	18,903	4,700	27,465	132%

Total services net revenue	22,456	19,412	56,045	15,768	52,035	132%

Total net revenue	$77,167	$69,505	$199,247	$48,620	$121,952	58%

% Product	71%	72%	72%	68%	57%
% Services	29%	28%	28%	32%	43%
Change in deferred net revenue:
Change in deferred product revenue	$(10,015)	$1,785	$(95,194)	$12,883	$(23,804)
Change in deferred services revenue:
Managed services and SaaS	2,387	1,397	(22,896)	1,820	(9,650)
Professional services	(399)	2,010	(6,169)	5,591	(16,652)

Total change in deferred services revenue	1,988	3,407	(29,065)	7,411	(26,302)

Total change in deferred revenue	$(8,027)	$5,192	$(124,259)	$20,294	$(50,106)
Billings(1)
Product	$44,696	$51,878	$48,008	$45,735	$46,113	3%
Services
Managed services and SaaS	12,995	12,620	14,246	12,888	14,920	15%
Professional services	11,449	10,199	12,734	10,291	10,813	-6%

Total services	24,444	22,819	26,980	23,179	25,733	5%

Total Billings(1)	$69,140	$74,697	$74,988	$68,914	$71,846	4%

% Product	65%	69%	64%	66%	64%
% Service	35%	31%	36%	34%	36%
RECURRING REVENUE PER ENDPOINT
Recurring revenue(TTM)	$41,697	$45,374	$71,947	$70,041	$84,003
Changes in deferred revenue, net of foreign currency translations	6,912	4,349	(19,531)	(17,292)	(29,329)

Recurring Billings(TTM)(1)	$48,609	$49,723	$52,416	$52,749	$54,674

Cumulative network endpoints delivered	21,506	22,321	22,954	23,652	24,399
Recurring revenue per endpoint delivered	$1.94	$2.03	$3.13	$2.96	$3.44	77%
Recurring billings per endpoint delivered(1)	$2.26	$2.23	$2.28	$2.23	$2.24	-1%
SOLUTION
Net revenue
Advanced metering infrastructure	$66,907	$60,149	$181,892	$40,514	$105,181	57%
New solutions	10,260	9,356	17,355	8,106	16,771	63%

Total net revenue	$77,167	$69,505	$199,247	$48,620	$121,952	58%

% Advanced metering infrastructure	87%	87%	91%	83%	86%
% New solutions	13%	13%	9%	17%	14%
Change in deferred net revenue
Advanced metering infrastructure	$(10,976)	$3,586	$(123,525)	$16,957	$(45,184)
New solutions	2,949	1,606	(734)	3,337	(4,922)

Total change in deferred net revenue	$(8,027)	$5,192	$(124,259)	$20,294	$(50,106)
Billings(1)
Advanced metering infrastructure	$55,931	$63,735	$58,367	$57,471	$59,997	7%
New solutions	13,209	10,962	16,621	11,443	11,849	-10%

Total Billings(1)	$69,140	$74,697	$74,988	$68,914	$71,846	4%

% Advanced metering infrastructure	81%	85%	78%	83%	84%
% New solutions	19%	15%	22%	17%	16%
GEOGRAPHY
Net revenue
United States	$72,360	$53,113	$177,896	$45,222	$118,539	64%
International	4,807	16,392	21,351	3,398	3,413	-29%

Total net revenue	$77,167	$69,505	$199,247	$48,620	$121,952	58%

% United States	94%	76%	89%	93%	97%
% International	6%	24%	11%	7%	3%
Change in deferred net revenue
United States	$(17,955)	$12,467	$(116,859)	$8,468	$(57,666)
International	9,928	(7,275)	(7,400)	11,826	7,560

Total change in deferred net revenue	$(8,027)	$5,192	$(124,259)	$20,294	$(50,106)
Billings(1)
United States	$54,405	$65,580	$61,037	$53,690	$60,873	12%
International	14,735	9,117	13,951	15,224	10,973	-26%

Total Billings(1)	$69,140	$74,697	$74,988	$68,914	$71,846	4%

% United States	79%	88%	81%	78%	85%
% International	21%	12%	19%	22%	15%

(1)	We have revised the presentation of several of our non-GAAP financial measures previously reported. See “Revised Presentation of non-GAAP measures” section above.

SILVER SPRING NETWORKS, INC.

UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

(in thousands, except percentages and headcount)

	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	YoY% Change
CASH FLOW DATA
Operating cash flow(a)	$9,613	$4,272	$6,257	$3,730	$4,140	-57%
Operating cash flow - TTM(a)	7,048	27,054	19,687	23,872	18,399	161%
BALANCE SHEET DATA
Cash, cash equivalents and short-term investments	$118,555	$121,915	$124,445	$125,369	$113,064	-5%
Deferred net revenue
Beginning of quarter	$529,984	$521,176	$526,000	$401,813	$421,987
Add: billings during the quarter	69,140	74,697	74,988	68,914	71,846
Less: revenue recognized during the quarter	(77,167)	(69,505)	(199,247)	(48,620)	(121,952)
Foreign currency translation adjustment and other	(781)	(368)	72	(120)	53

End of quarter	$521,176	$526,000	$401,813	$421,987	$371,934

Deferred cost of revenue
Beginning of quarter	$300,524	$286,044	$292,730	$235,750	$244,486
Add: cost of billings during the quarter	40,194	41,759	39,640	38,779	38,817
Add: stock-based compensation, amortization of intangible assets, and acquisition related charges deferred during the quarter	2,529	1,471	1,280	1,512	1,600
Less: cost of revenue during the quarter	(57,211)	(36,518)	(97,902)	(31,623)	(57,409)
Foreign currency translation adjustment and other	8	(26)	2	68	65

End of quarter	$286,044	$292,730	$235,750	$244,486	$227,559

STOCK-BASED COMPENSATION
Cost of goods sold	$2,209	$1,197	$1,006	$1,328	$1,389	-37%
Research and development	2,832	1,771	1,277	2,025	2,241	-21%
Sales and marketing	1,287	914	665	831	726	-44%
General and administrative	2,333	1,971	1,994	2,716	2,685	15%

	$8,661	$5,853	$4,942	$6,900	$7,041	-19%

EMPLOYEES	640	645	652	673	708	11%
HOMES & BUSINESSES
Cumulative network endpoints delivered*	21,506	22,321	22,954	23,652	24,399	13%

*	Endpoints refer to communication modules in electric meters
(a)	In the course of preparing the condensed consolidated financial statements for the quarter ended June 30, 2016, we determined that the cash provided from operating activities was understated and cash provided by investing activities was overstated by $2.3 million in the condensed consolidated statements of cash flows for the three months ended March 31, 2016, as included in the Company’s First Quarter Form 10-Q. We evaluated the materiality of the error, quantitatively and qualitatively, and concluded it was not material to our condensed consolidated financial statements for the three months ended March 31, 2016. Although we have concluded the error was not material, the cash flows presented above for the three and six months ended June 30, 2016. Although we have concluded the error was not material, the cash flows presented above for the three and six months ended June 30, 2016, reflect that the cash flows from operating activities and investing activities for the three months ended March 31, 2016 were corrected for this error.

SILVER SPRING NETWORKS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(in thousands, except per share data and percentages)

QUARTERLY RECONCILIATION OF RESULTS	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	YOY % Change
Gross profit	$19,956	$32,987	$101,345	$16,997	$64,543	223%
Change in deferred revenue, net of foreign currency translation	(8,027)	5,192	(124,259)	20,294	(50,106)
Change in deferred cost of revenue, net of foreign currency translation	14,488	(6,712)	56,982	(8,668)	16,992
Amortization of intangible assets	260	260	259	169	195
Stock-based compensation	2,209	1,197	1,006	1,328	1,389
Acquisition-related charges	60	14	15	15	16

Gross profit on billings(1)	$28,946	$32,938	$35,348	$30,135	$33,029	14%

Gross margin % (as a % of net revenue)	26%	47%	51%	35%	53%
Gross margin on billings(1)	42%	44%	47%	44%	46%

Operating expenses	$36,495	$33,381	$35,600	$35,920	$37,794	4%
Amortization of intangible assets	(162)	(161)	(163)	(252)	(180)
Stock-based compensation	(6,452)	(4,656)	(3,936)	(5,572)	(5,652)
Acquisition-related charges	(691)	(545)	(491)	(501)	(494)
Restructuring	(1,078)	(339)	(60)	(39)	—
Legal settlements	—	—	(3,595)	—	—

Non-GAAP operating expenses	$28,112	$27,680	$27,355	$29,556	$31,468	12%

Operating (loss) income	$(16,539)	$(394)	$65,745	$(18,923)	$26,749	262%
Change in deferred revenue, net of foreign currency translation	(8,027)	5,192	(124,259)	20,294	(50,106)
Change in deferred cost of revenue, net of foreign currency translation	14,488	(6,712)	56,982	(8,668)	16,992
Amortization of intangible assets	422	421	422	421	375
Stock-based compensation	8,661	5,853	4,942	6,900	7,041
Acquisition-related charges	751	559	506	516	510
Restructuring	1,078	339	60	39	—
Legal settlements	—	—	3,595	—	—

Non-GAAP operating income	$834	$5,258	$7,993	$579	$1,561	87%

Income tax (benefit) provision	$(290)	$129	$3,708	$32	$961	431%
Income tax benefit related to Detectent acquisition	124	114	—	—	—

Non-GAAP income tax (benefit) provision	$(166)	$243	$3,708	$32	$961	679%

Net (loss) income	$(16,175)	$(622)	$61,878	$(18,514)	$26,121	261%
Change in deferred revenue, net of foreign currency translation	(8,027)	5,192	(124,259)	20,294	(50,106)
Change in deferred cost of revenue, net of foreign currency translation	14,488	(6,712)	56,982	(8,668)	16,992
Other (income) expense, net	(74)	99	159	(441)	(333)
(Benefit) provision for income taxes	(290)	129	3,708	32	961
Depreciation and amortization	1,953	1,990	1,930	2,132	2,104
Stock-based compensation	8,661	5,853	4,942	6,900	7,041
Acquisition-related charges	751	559	506	516	510
Restructuring	1,078	339	60	39	—
Legal settlements	—	—	3,595	—	—

Adjusted EBITDA	$2,365	$6,827	$9,501	$2,290	$3,290	39%

(1)	We have revised the presentation of several of our non-GAAP financial measures previously reported. See “Revised Presentation of non-GAAP measures” section above.

SILVER SPRING NETWORKS, INC.

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

(in thousands, except percentages)

	Three Months Ended June 30, 2016
	Gross Profit	Gross Margin	Change in Deferred Revenue and Deferred Cost of Revenue (a)	Stock-based Compensation	Amortization of Intangible Assets	Acquisition- Related Costs	Gross Profit on Billings (b)	Gross Margin on Billings (b)
Product	$28,478	40.7%	$(6,812)	$415	$195	$—	$22,276	48.3%
Services
Managed services and SaaS	15,670	63.8%	(9,650)	590	—	16	6,626	44.4%
Professional services	20,395	74.3%	(16,652)	384	—	—	4,127	38.2%

Total services	$36,065	69.3%	$(26,302)	$974	$—	$16	$10,753	41.8%

Total gross profit	$64,543	52.9%	$(33,114)	$1,389	$195	$16	$33,029	46.0%

	Three Months Ended June 30, 2015
	Gross Profit	Gross Margin	Change in Deferred Revenue and Deferred Cost of Revenue (a)	Stock-based Compensation	Amortization of Intangible Assets	Acquisition- Related Costs	Gross Profit on Billings (b)	Gross Margin on Billings (b)
Product	$14,178	25.9%	$4,473	$560	$260	$—	$19,471	43.6%
Services
Managed services and SaaS	2,515	23.7%	2,387	712	—	—	5,614	43.2%
Professional services	3,263	27.5%	(399)	937	—	60	3,861	33.7%

Total services	$5,778	25.7%	$1,988	$1,649	$—	$60	$9,475	38.8%

Total gross profit	$19,956	25.9%	$6,461	$2,209	$260	$60	$28,946	41.9%

	Six Months Ended June 30, 2016
	Gross Profit	Gross Margin	Change in Deferred Revenue and Deferred Cost of Revenue (a)	Stock-based Compensation	Amortization of Intangible Assets	Acquisition- Related Costs	Gross Profit on Billings (b)	Gross Margin on Billings (b)
Product	$45,350	44.1%	$(2,597)	$767	$364	$—	$43,884	47.8%
Services
Managed services and SaaS	18,106	50.8%	(7,830)	970	—	31	11,277	40.6%
Professional services	18,084	56.2%	(11,061)	980	—	—	8,003	37.9%

Total services	$36,190	53.4%	$(18,891)	$1,950	$—	$31	$19,280	39.4%

Total gross profit	$81,540	47.8%	$(21,488)	$2,717	$364	$31	$63,164	44.9%

	Six Months Ended June 30, 2015
	Gross Profit	Gross Margin	Change in Deferred Revenue and Deferred Cost of Revenue (a)	Stock-based Compensation	Amortization of Intangible Assets	Acquisition- Related Costs	Gross Profit on Billings (b)	Gross Margin on Billings (b)
Product	$62,596	39.2%	$(27,045)	$788	$522	$—	$36,861	43.0%
Services
Managed services and SaaS	7,596	32.2%	1,968	1,313	—	—	10,877	42.6%
Professional services	21,219	56.6%	(16,487)	1,831	—	71	6,634	31.6%

Total services	$28,815	47.2%	$(14,519)	$3,144	$—	$71	$17,511	37.7%

Total gross profit	$91,411	41.4%	$(41,564)	$3,932	$522	$71	$54,372	41.1%

(a)	Amounts presented net of foreign currency translation.
(b)	We have revised the presentation of several of our non-GAAP financial measures previously reported. See “Revised Presentation of non-GAAP measures” section above.